Effect of a One Percentage Point Change in Assumed Health Care Cost Trend Rates (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Jun. 30, 2013
Compensation and Retirement Disclosure [Abstract]
Effect on total of service and interest cost components, 1% increase	$ 158
Effect on total of service and interest cost components, 1% decrease	(135)
Effect on postretirement benefit obligation, 1% increase	2,437
Effect on postretirement benefit obligation, 1% decrease	$ (2,136)